SUPREMA SPECIALTIES, INC.





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                                WARRANT AGREEMENT

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                            DATED AS OF MARCH 9, 1998


                    105,000 WARRANTS TO PURCHASE COMMON STOCK

                                TABLE OF CONTENTS
                             (Not Part of Agreement)

                                                                                                       Page
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
1.       FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES..........................................  1
         1.1      Form of Warrant Certificates.........................................................  1
         1.2      Execution of Warrant Certificates; Registration Books................................  1
         1.3      Transfer, Split Up, Combination and Exchange of Warrant Certificates;
                  Lost or Stolen Warrant Certificates..................................................  2
         1.4      Subsequent Issuance of Warrant Certificates..........................................  3
         1.5      Effect of Issuance in Registered Form................................................  3

2.       EXERCISE OF WARRANTS; PAYMENT OF PURCHASE PRICE...............................................  3
         2.1      Exercise of Warrants.................................................................  3
         2.2      Issuance of Common Stock.............................................................  5
         2.3      Unexercised Warrants.................................................................  5
         2.4      Cancellation and Destruction of Warrant Certificates.................................  5
         2.5      Notice of Expiration; Extension of Expiration Date...................................  6
         2.6      Fractional Shares....................................................................  6

3.       AGREEMENTS OF THE COMPANY.....................................................................  6
         3.1      Reservation of Common Stock..........................................................  6
         3.2      Common Stock To Be Duly Authorized and Issued, Fully Paid and
                  Nonassessable........................................................................  6
         3.3      Transfer Taxes.......................................................................  6
         3.4      Common Stock Record Date.............................................................  7
         3.5      Rights in Respect of Common Stock....................................................  7
         3.6      CUSIP Number.........................................................................  7
         3.7      Right of Action......................................................................  8
         3.8      Survival.............................................................................  8

4.       ANTIDILUTION ADJUSTMENTS......................................................................  8
         4.1      Mechanical Adjustments...............................................................  8
         4.2      Stock Dividends, Subdivisions and Combinations.......................................  8
         4.3      Dividends and Distributions..........................................................  8
         4.4      Repurchases of Common Stock or Rights................................................  9
         4.5      Issuances of Additional Common Stock or Rights....................................... 10
         4.6      Expiration of Rights................................................................. 11
         4.7      Consolidation; Merger; Sale; Reclassification........................................ 11
         4.8      De Minimis Changes in Purchase Price................................................. 12
         4.9      Adjustment of Number of Shares Issuable Pursuant to Warrants......................... 12
         4.10     Miscellaneous........................................................................ 13
         4.11     Other Securities..................................................................... 13
         4.12     Additional Agreements of the Company................................................. 13

5.       REPORTING COVENANTS........................................................................... 14
         5.1      Financial and Business Information................................................... 14

                             (Not Part of Agreement)

                                                                                                       Page
                                                                                                       ----

         5.2      Extension of Time to File SEC Reports................................................ 15
         5.3      Information Concerning Antidilution Adjustments...................................... 16

6.       REGISTRATION RIGHTS........................................................................... 17
         6.1      Incidental Registration.............................................................. 17
         6.2      Companies Registration............................................................... 18
         6.3      Registration Procedures.............................................................. 18
         6.4      Reasonable Investigation............................................................. 21
         6.5      Registration Expenses................................................................ 22
         6.6      Indemnification; Contribution........................................................ 22
         6.7      Holdback Agreements; Registration Rights to Others................................... 25
         6.8      Other Registration of Common Stock................................................... 25
         6.9      Availability of Information.......................................................... 25

7.       RIGHT OF FIRST REFUSAL........................................................................ 26
         7.1      Transfer of Warrants................................................................. 26
         7.2      Notice of Proposed Transfer.......................................................... 26
         7.3      First Refusal Right.................................................................. 26
         7.4      Transfers to Third Parties on Refusal or Failure to Consummate....................... 26
         7.5      Limited Right of First Refusal Regarding Sale of Certain Common Stock................ 27

8.       INTERPRETATION OF THIS AGREEMENT.............................................................. 28
         8.1      Certain Defined Terms................................................................ 28
         8.2      Descriptive Headings................................................................. 41
         8.3      Governing Law........................................................................ 41

9.       MISCELLANEOUS................................................................................. 41
         9.1      Expenses............................................................................. 41
         9.2      Amendment and Waiver................................................................. 42
         9.3      Directly or Indirectly............................................................... 42
         9.4      Survival of Representations and Warranties; Entire Agreement......................... 42
         9.5      Successors and Assigns............................................................... 43
         9.6      Notices.............................................................................. 43
         9.7      Satisfaction Requirement............................................................. 43
         9.8      Severability......................................................................... 44
         9.9      Counterparts......................................................................... 44
         9.10     Waiver of Jury Trial; Consent to Jurisdiction; Etc................................... 44


Annex 1           --        Addresses of Purchasers
Annex 2           --        Address of Company

Attachment A      --        Form of Warrant Certificate

                                WARRANT AGREEMENT


     WARRANT AGREEMENT, dated as of March 9, 1998, among SUPREMA SPECIALTIES, INC., a New York corporation (together with its successors and assigns, the "Company") and ALBION ALLIANCE MEZZANINE FUND, L.P., and THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (each, together with its successors and assigns, a "Purchaser" and collectively, the "Purchasers").


                                    AGREEMENT

     In consideration of the premises and the mutual agreements set forth herein, the parties to this Agreement hereby agree as follows:

1.   FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES.

     1.1 Form of Warrant Certificates.

     The warrant certificates (individually, a "Warrant Certificate" and, collectively, the "Warrant Certificates") evidencing the Warrants, and the forms of assignment and of election to purchase shares to be attached to such certificates, shall be substantially in the form set forth in Attachment A hereto and may have such letters, numbers or other marks of identification or designation as may be required to comply with any law or with any rule or regulation of any governmental authority, stock exchange or self-regulatory organization. Each Warrant Certificate shall be dated the date of issuance thereof by the Company, either upon initial issuance or upon transfer or exchange, and on its face shall initially entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of Warrants specified on the face of such Warrant Certificate at a price per share equal to the Purchase Price, but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

     1.2 Execution of Warrant Certificates; Registration Books.

          (a) Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by an officer of the Company authorized by the Board of Directors. In case the officer of the Company who shall have signed any Warrant Certificate shall cease to be such an officer of the Company before issuance and delivery by the Company of such Warrant Certificate, such Warrant Certificate nevertheless may be issued and delivered with the same force and effect as though the individual who signed such Warrant Certificate had not ceased to be such an officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

          (b) Registration Books. The Company will keep or cause to be kept at its office maintained at the address of the Company set forth in Section hereof or at such other office of the Company in the United States of America of which the Company shall have given notice to each holder of Warrant Certificates, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the registration number and the number of Warrants evidenced on its face by each of the Warrant Certificates and the date of each of the Warrant Certificates.

     1.3 Transfer, Split Up, Combination and Exchange of Warrant Certificates; Lost or Stolen Warrant Certificates.

          (a) Transfer, Split Up, etc. Any Warrant Certificate, with or without other Warrant Certificates, subject to the terms hereof, may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder or Transferee thereof to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such registered holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the office of the Company referred to in Section hereof, whereupon, subject to the terms hereof, the Company shall deliver promptly to the Person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. Notwithstanding the foregoing, no holder of Warrants may sell or transfer any Warrants to any Person other than a Permitted Investor, and no holder of Warrants may sell or transfer any Warrants to any other Person unless such holder has first complied with the provisions of Section 7 hereof.

          (b) Loss, Theft, etc. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate (which evidence shall be, in the case of any Purchaser or another institutional investor, notice from such institutional investor of such ownership (or of ownership by such institutional investor's nominee) and such loss, theft, destruction or mutilation), and:

               (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company; provided, however, that if the holder of such Warrant Certificate is an institutional investor or a Purchaser, or a nominee of an institutional investor or a Purchaser, the Purchaser's or institutional investor's own unsecured agreement of indemnity shall be deemed to be satisfactory; or

               (ii) in the case of mutilation, upon surrender and cancellation thereof;

     the Company at its own expense will execute and deliver, in lieu thereof, a new Warrant Certificate, dated the date of such lost, stolen, destroyed or mutilated Warrant Certificate and of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate.

     1.4 Subsequent Issuance of Warrant Certificates. Subsequent to the original issuance, no Warrant Certificates shall be issued except:

          (a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 1.3(a) hereof;

          (b)  Warrant   Certificates   issued  in   replacement  of  mutilated,
     destroyed, lost or stolen Warrant Certificates pursuant to Section 1.3(b) hereof; and

          (c) Warrant Certificates issued pursuant to Section 2.3 hereof upon the partial exercise of any Warrant Certificate to evidence te unexercised portion of such Warrant Certificate.

     1.5 Effect of Issuance in Registered Form. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

          (a) the Warrant Certificates are transferable only on the registry books of the Company if surrendered at the office of the Company referred to in Section 1.2(b) hereof, duly endorsed or accompanied by an instrument of transfer (in the form attached hereto) and payment of any applicable transfer tax or stamp tax; and

          (b) the Company may deem and treat the Person in whose name each Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

2.   EXERCISE OF WARRANTS; PAYMENT OF PURCHASE PRICE.

     2.1 Exercise of Warrants.

          (a) Manner of Exercise. At any time and from time to time on or after the Effective Date and prior to the Expiration Date, the holder of any Warrant Certificate may exercise the Warrants evidenced thereby, in whole or in part (but not, in the case of any exercise in part, to the extent that such exercise would result in the issuance of a fractional share of Common Stock), by surrender of such Warrant Certificate, with an election to purchase (a form of which is attached to each Warrant Certificate) attached thereto duly executed, to the Company at its office referred to in
     Section 1.2(b) hereof, together with payment of the Purchase Price for each share of Common Stock with respect to which the Warrants are then being exercised. Such Purchase Price shall be payable either:

               (i) in cash pursuant to Section 2.1(b)  hereof;

               (ii) by a tender of Notes pursuant to Section 2.1(c) hereof;

               (iii) by a tender of cash pursuant Section 2.1(b) hereof and Notes pursuant to Section hereof; or

               (iv) by delivery of Warrant Certificates pursuant to Section 2.1(c) hereof.

          (b) Payment in Cash. Upon exercise of any Warrants, the holder of a Warrant Certificate may pay the Purchase Price (and shall pay the excess of the Purchase Price for the Warrants being exercised over the amounts so deemed to be paid by tender of Notes pursuant to Section 2.1(d) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company.

          (c) Payment in Notes. To the extent that any holder of any Warrant Certificate surrenders with such Warrant Certificate any Note then held by such holder, such holder shall be deemed to have paid that portion of the Purchase Price equal to one hundred percent (100%) of the principal of such Note which the holder thereof directs the Company to accept as payment of the Purchase Price, which Note shall be cancelled and not reissued. To the extent that the principal amount of such tendered Note is greater than the amount of the Purchase Price paid by surrender thereof, the Company shall deliver a new Note to the tendering holder thereof, in accordance with the provisions of the Note Agreement, in the principal amount equal to the amount not so applied to payment of the Purchase Price. At the time of the issuance of the shares of Common Stock pursuant to the exercise of the Warrants of any holder, the Company shall pay all accrued and unpaid interest on the principal amount of any Note of such holder cancelled pursuant to this Section 2.1(c) up to but excluding the date of such issuance. For purposes of Rule 144 under the Securities Act, 17 C.F.R. ss.230.144, the Company and the Purchasers agree that a tender of the principal of any Notes in payment of the exercise price in respect of the Warrants shall not be deemed a prepayment of the Notes, but rather a conversion of such Notes, pursuant to the terms of the Notes, the Note Agreement, this Agreement and the Warrants, into Common Stock.

          (d) Net Exercise. In the event that any holder of Warrant Certificates delivers such Warrant Certificates to the Company and notifies the Company in writing that such holder intends to exercise all, or any portion of, the Warrants represented by such Warrant Certificates to satisfy its obligation to pay the Purchase Price in respect thereof by virtue of the provisions of this Section 2.1(d), such holder shall become entitled to receive, instead of the number of shares of Common Stock such holder would have received had the Purchase Price been paid pursuant to Section 2.1(b) or Section 2.1(c) hereof, a number of shares of Common Stock in respect of the exercise of such Warrants equal to the product of:

               (i) the number of shares of Common Stock issuable upon such exercise of such Warrant Certificate (or, if only a portion of such Warrant Certificate is being exercised, issuable upon the exercise of such portion); multiplied by

               (ii) the quotient of:

                    (A) the difference of:

                         (I) the Market  Price per share of Common  Stock at the
                    time of such exercise; minus

                         (II) the  Purchase  Price per share of Common  Stock at
                    the time of such exercise;

               divided by

                    (B) the Market  Price per share of Common  Stock at the time of such exercise.

          The Company shall not be required to issue fractional shares by virtue of this Section , but shall pay the exercising holder cash in lieu of such fractional share in accordance with Section 2.6 hereof. For purposes of Rule 144 under the Securities Act, 17 C.F.R. ss.230.144, the Company and the Purchasers agree that the exercise of any Warrants in accordance with this Section shall be deemed to be a conversion of such Warrants, pursuant to the terms of this Agreement and the Warrants, into Common Stock.

     2.2 Issuance of Common Stock. Upon timely receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for each of the shares to be purchased in the manner provided in Section 2.1(a) hereof and an amount equal to any applicable transfer tax (if not payable by the Company as provided in Section 3.3 hereof), the Company shall thereupon promptly cause certificates representing the number of whole shares of Common Stock then being purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or, subject to the terms hereof, in such names as may be designated by such holder, and, promptly after such receipt deliver the cash, if any, to be paid in lieu of fractional shares pursuant to Section 2.6 hereof to or upon the order of the registered holder of such Warrant Certificate. For the avoidance of doubt, prior to the Share Purchase Right Termination Date, each share of Common Stock issued upon the exercise of any Warrant or Warrants shall in each case include the attached Share Purchase Rights.

     2.3 Unexercised Warrants. In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equal in number to the number of Warrants remaining unexercised shall be issued by the Company to the registered holder of such Warrant Certificate or, subject to the provisions hereof, to its duly authorized assigns.

     2.4 Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered to the Company for the purpose of exercise, exchange, substitution or transfer shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall cancel and retire any other Warrant Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.

     2.5 Notice of Expiration; Extension of Expiration Date.

          (a) Notice of Expiration; Effect. All Warrants that have not been exercised or purchased in accordance with the provisions of this Agreement shall expire and all rights of holders of such Warrants shall terminate and cease on the Expiration Date. The Company agrees to notify each holder of Warrants, not less than forty-five (45) days but not more than one hundred twenty (120) days, prior to the Expiration Date in writing, of the Expiration Date and that, on the Expiration Date, all Warrants remaining unexercised shall expire and all rights of holders of such Warrants shall terminate and cease.

          (b) Extension of Expiration Date. If notice of the Expiration Date is not given within the time period specified in Section 2.5(a), then the Expiration Date shall be extended to, and shall instead occur, on that date which is ninety (90) days after such notice is actually given.

     2.6 Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of any Warrant. Upon the exercise of any Warrant, there shall be paid to the holder thereof, in lieu of any fractional share of Common Stock resulting therefrom, an amount of cash equal to the product of:

          (a) the fractional amount of such share; times

          (b) the Market Price, as determined on the trading day immediately prior to the date of exercise of such Warrant.

3.   AGREEMENTS OF THE COMPANY.

     3.1 Reservation of Common Stock. The Company covenants and agrees that it will at all times cause to be reserved and kept available out of its authorized and unissued shares of Common Stock such number of shares of Common Stock as will be sufficient to permit the exercise in full of all Warrants issued hereunder and all other Rights exercisable or convertible into Common Stock. In addition, at all times prior to the Share Purchase Right Termination Date, the Company shall reserve a sufficient number of Share Purchase Rights as will be sufficient to permit all shares of Common Stock issuable upon exercise in full of all Warrants issued hereunder and all other Rights exercisable or convertible into Common Stock to be issued together with the attached Share Purchase Rights.

     3.2 Common Stock To Be Duly Authorized and Issued, Fully Paid and Nonassessable. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrants, at the time of delivery of the certificates representing such shares, shall be duly and validly authorized and issued and fully paid and nonassessable, free of any preemptive rights in favor of any Person in respect of such issuance and free of any Lien created by, or arising out of actions of, the Company, any Subsidiary or any Affiliate.

     3.3 Transfer Taxes. The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the initial issuance or delivery of:

          (a) each Warrant Certificate;

          (b) each Warrant Certificate issued in exchange for any other Warrant Certificate pursuant to Section 1.3(a) or Section 2.3 hereof (in each case, other than in connection with a transfer of the Warrants represented thereby to a Transferee); and

          (c) each share of Common Stock issued upon the exercise of any Warrant.

The Company shall not, however, be required to:

          (i) pay any transfer tax that may be payable in respect of the transfer or delivery of certificates representing Warrants or shares of Common Stock in a name other than that of the registered holder of the certificate surrendered for exercise, conversion, transfer or exchange (any such tax being payable by the holder of such certificate at the time of surrender); or

          (ii) issue or deliver any such certificates referred to in the foregoing clause (i) until any such tax referred to in the foregoing clause
     (i) shall have been paid.

     3.4 Common Stock Record Date. Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Purchase Price (and any applicable transfer taxes, if payable by such Person) was made.

     3.5 Rights in Respect of Common Stock. Except as otherwise set forth herein, prior to the exercise of the Warrants evidenced thereby and payment therefor, the holder of a Warrant Certificate shall not be entitled to any rights of a stockholder in the Company with respect to shares for which the Warrants shall be exercisable, including, without limitation, the right to vote in respect of any matter upon which the holders of Common Stock may vote or the right to receive dividends or other distributions and, except as expressly set forth herein, shall not be entitled to receive any notice of any proceedings of the Company. Prior to the exercise of the Warrants evidenced thereby, the holders of the Warrant Certificates shall not have any obligation or any liability as stockholders of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

     3.6 CUSIP Number. The Company covenants and agrees to maintain:

          (a) a private placement number in respect of the Warrants; and

          (b) a CUSIP number in respect of the Common Stock;

in each case, from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc.

     3.7 Right of Action. All rights of action in respect of the Warrants are vested in the respective registered holders of the Warrant Certificates, and any registered holder of any Warrant Certificate, without the consent of the holder of any other Warrant Certificate, may, on its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Warrants evidenced by such Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

     3.8 Survival. The agreements of the Company contained in this Section 3 shall survive the exercise of and the expiration of the Warrants.

4.   ANTIDILUTION ADJUSTMENTS.

     4.1  Mechanical   Adjustments.   The  number  of  shares  of  Common  Stock
purchasable upon the exercise of each Warrant, and the Purchase Price, shall be subject to adjustment as set forth in this Section 4.

     4.2 Stock Dividends, Subdivisions and Combinations. In the event that the Company shall, on or after the date hereof:

          (a) pay a dividend in shares of Additional Common Stock or make a distribution in shares of Additional Common Stock;

          (b) reclassify by subdivision its outstanding shares of Common Stock into a greater number of shares; or

          (c) reclassify by combination its outstanding shares of Common Stock into a smaller number of shares;

then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be adjusted to that price determined by multiplying the Purchase Price in effect immediately prior to such event by the quotient of:

               (i) the total number of outstanding shares of Common Stock immediately prior to such event; divided by

               (ii) the total number of outstanding shares of Common Stock immediately after such event.

An adjustment made pursuant to this Section 4.2 shall become effective on the effective date of such event.

     4.3 Dividends and Distributions. In the event that the Company shall make or pay any dividend of, or distribute to holders of shares of Common Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of capital stock (other than Common Stock) or rights, warrants or options exercisable into such capital stock (other than Rights), other Securities, evidences of its indebtedness or any of its Property (other than cash dividends payable out of current net income or retained earnings), then, in each case, the Purchase Price in effect after the record date in respect of which such stock, rights, warrants, options, other Securities, indebtedness or Property were dividended or distributed shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by the quotient of:

          (a) the difference of:

               (i) the Reference Price on such record date; minus

               (ii) the quotient of:

                    (A) the then fair  value  (as  determined  by the  Valuation
               Agent, whose determination, if so made, shall be conclusive) of the shares of stock, rights, warrants, options, other Securities, evidences of indebtedness or Property so dividended or distributed; divided by

                    (B) the number of shares of Common Stock  outstanding on the record date;

     divided by

          (b) the Reference Price on such record date.

Such adjustment shall be made whenever any such dividend or distribution is made, and shall become effective on the date of such dividend or distribution.

     4.4 Repurchases of Common Stock or Rights. In the event that the Company shall repurchase, redeem, retire or otherwise acquire shares of Common Stock or Rights for a Consideration Per Share greater than the Reference Price in effect on the date of such repurchase, redemption, retirement or acquisition, then the Purchase Price in effect immediately after such event shall be adjusted by multiplying the Purchase Price in effect immediately prior to such event by the quotient of:

          (a) the difference of:

               (i) the product of:

                    (A) the number of shares of Common  Stock  (calculated  on a
               Fully-Diluted Basis) immediately prior to such event; multiplied by

                    (B) the Reference Price in effect  immediately prior to such event;

           minus

               (ii) the Aggregate Consideration Paid;

         divided by

          (b) the product of:

               (i) the Reference Price in effect immediately prior to such event; multiplied by

               (ii) the number of shares of Common Stock (calculated on a Fully-Diluted Basis) immediately after such event.

     In the event that any of the Aggregate Consideration Paid consists of Property other than cash, the value of such Property for purposes of computing the Aggregate Consideration Paid shall be determined by the Valuation Agent as of a date not more than thirty (30) days prior to the date of determination thereof and shall be set forth in a written certificate of the Valuation Agent which shall be delivered to the holders of the Warrants in the manner contemplated by Section .

     The provisions of this Section shall not apply to any redemption of all Share Purchase Rights by the Company in accordance with the provisions of the Rights Agreement.

     4.5 Issuances of Additional Common Stock or Rights. In the event that the Company shall issue or sell shares of Additional Common Stock or Rights (excluding Excluded Securities) for no consideration or at a Consideration Per Share lower than the Reference Price in effect on the date of such issuance or sale, then the Purchase Price in effect immediately after such event shall be adjusted by multiplying the Purchase Price in effect immediately prior to such event by the quotient of:

          (a) the sum of:

               (i) the number of shares of Common Stock outstanding immediately prior to such event; plus

               (ii) the quotient of:

                    (A) the Aggregate Consideration Receivable; divided by

                    (B) the Reference Price;

          in each case immediately prior to such event;

     divided by

          (b) the sum of:

               (i) the number of shares of Common Stock outstanding immediately prior to such event; plus

               (ii) the number of shares of Additional Common Stock so issued or sold (or initially issuable pursuant to such Rights).

     In the event that any of the Aggregate Consideration Receivable consists of Property other than cash, the value of such Property for purposes of computing the Aggregate Consideration Receivable shall be determined by the Valuation Agent as of a date not more than thirty (30) days prior to the date of determination thereof and shall be set forth in a written certificate of the Valuation Agent which shall be delivered to the holders of the Warrants in the manner contemplated by Section .

     4.6 Expiration of Rights. Upon the expiration of any Rights in respect of the issuance of which adjustment was made pursuant to Section 4.5, without the exercise thereof, the Purchase Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such Purchase Price and such number of shares of Common Stock as would have been had such Purchase Price and such number of shares of Common Stock been originally adjusted (or had the original adjustment not been required, as the case may be) as if:

          (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Rights; and

          (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such Rights, whether or not exercised; provided that no such readjustment shall have the effect of increasing the Purchase Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such Rights.

     4.7 Consolidation; Merger; Sale; Reclassification. In the event that there shall be:

          (a) any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a merger in which the Company is the surviving corporation and that does not result in either:

               (i) any reclassification or change of shares of Common Stock outstanding immediately prior to such merger; or

               (ii) cash or Securities or Property of any Person acquiring then Company being issued to all stockholders of the Company (other than the acquiring Person) in exchange for the Common Stock formerly held by them (whether pursuant to a reverse triangular merger or otherwise);

          (b) any sale or conveyance to another corporation of the Property of the Company substantially as an entirety;

          (c) any reclassification of the Common Stock that results in the issuance of other Securities of the Company; or

          (d) any separation of the Share Purchase Rights (including, without limitation, on the Distribution Date, as defined therein) from the Common Stock;

then, in each such case, lawful provision shall be made as a part of the terms of such transaction so that the holders of Warrants shall thereafter have the right to purchase the number and kind of shares of stock, other Securities, Share Purchase Rights, cash, Property and Rights receivable upon such consolidation, merger, sale, conveyance, reclassification by a holder of such number of shares of Common Stock as the holder of a Warrant would have had the right to acquire upon the exercise of such Warrant immediately prior to such consolidation, merger, sale, conveyance, reclassification or detachment, at the Purchase Price then in effect, and, without further action on the part of any Person, each Warrant will thereafter represent the right to receive, upon payment of the Purchase Price, such shares of stock, other Securities, Share Purchase Rights, cash, Property and Rights as are so receivable. The Company agrees that, as a condition of proceeding with any such merger, consolidation or sale, it shall cause the Person surviving such merger or consolidation, the Person acquiring the Company or the Person to whom such sale or conveyance is made, as the case may be, at the time of such consolidation, merger or sale, to expressly assume the due and punctual observance and performance of each and every provision of this Agreement and all obligations and liabilities of the Company hereunder (subject to the foregoing sentence), in each case, pursuant to such agreements and instruments as are reasonably acceptable to the Required Warrantholders.

     4.8 De Minimis Changes in Purchase Price. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided that any adjustments that, at the time of the calculation thereof, are less than one percent (1%) of the Purchase Price at such time and by reason of this Section are not required to be made at such time shall be carried forward and added to any subsequent adjustment or adjustments for purposes of determining whether such subsequent adjustment or adjustments, as so supplemented, exceed the one percent (1%) amount set forth in this Section 4.8 and, if any such subsequent adjustment, as so supplemented or otherwise, should exceed such one percent (1%) amount, all adjustments deferred prior thereto and not previously made shall then be made. In any case, all such adjustments being carried forward pursuant to this Section 4.8 shall be given effect upon the exercise of any Warrants by any holder thereof for purposes of determining the Purchase Price thereof. All calculations shall be made to the nearest cent ($0.01).

     4.9 Adjustment of Number of Shares Issuable Pursuant to Warrants. Upon each adjustment of the Purchase Price as a result of any calculations made pursuant to Section 4.2, Section 4.3, Section 4.4, Section 4.5 or Section 4.12, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest share) obtained by multiplying the number of shares of Common Stock covered by such Warrant immediately prior to such adjustment by the quotient of:

          (a) the Purchase Price in effect immediately prior to such adjustment,

     divided by

          (b) the Purchase Price in effect immediately after such adjustment.

All Warrants originally issued by the Company hereunder shall, subsequent to any adjustment made to the Purchase Price hereunder, evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock determined to be purchasable from time to time hereunder upon exercise of such Warrants, all subject to further adjustment as provided herein. Each such adjustment shall be valid and binding upon the Company and the holders of Warrants irrespective of whether the Warrant Certificates theretofore and thereafter issued express the Purchase Price per share of Common Stock and the number of shares of Common Stock that were expressed upon the initial Warrant Certificates issued hereunder.

     4.10 Miscellaneous.

          (a) Adjustments shall be made pursuant to this Section 4 successively whenever any of the events referred to in Section 4.2 through Section 4.7, inclusive, shall occur.

          (b) If any Warrant shall be exercised subsequent to the record date for any of the events referred to in Section 4.2 through Section 4.7, inclusive, but prior to the effective date thereof, appropriate adjustments shall be made immediately after such effective date so that the holder of such Warrant on such record date shall have received, in the aggregate, the kind and number of shares of Common Stock or other Securities or Property that it would have owned or been entitled to receive on such effective date had such Warrant been exercised prior to such record date.

          (c) Shares of Common Stock owned by or held for the account of the Company or any Subsidiary shall not, for purposes of the adjustments set forth in this Section 4, be deemed outstanding.

     4.11 Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, each holder of Warrants shall become entitled to purchase any Securities of the Company other than shares of Common Stock, the number or amount of such other Securities so purchasable and the Purchase Price of such Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in Section 4.2 through Section 4.7, inclusive, hereof, and all other relevant provisions of this Section 4 that are applicable to shares of Common Stock shall be applicable to such other Securities.

     4.12 Additional Agreements of the Company. The Company covenants and agrees that:

          (a) The Company shall not, by amendment to its Charter as in effect on the date hereof, or through any reorganization, transfer of assets, consolidation, merger, dissolution, liquidation, issuance or sale of Securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, or which would have the effect of circumventing or avoiding the provisions of this Section 4, but shall at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrant Certificates against dilution or other impairment.

          (b) Before taking any action that would result in an adjustment to the then current Purchase Price to a price that would be below the then current par value of Common Stock issuable upon exercise of any Warrant, the Company will take or cause to be taken any and all necessary corporate or other action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon payment of such Purchase Price as so adjusted.

          (c) If the Company shall amend the provisions of any Rights (other than the Warrants), including, without limitation, the Series A Preferred Stock or the Outstanding Warrants, or make any adjustment thereto (pursuant to any antidilution provision or otherwise) so as to reduce the Consideration Per Share applicable thereto, increase the number of shares issuable upon exercise thereof or otherwise change the economic terms (such as the purchase price, exercise price, conversion price or conversion ratio thereof), then the Company shall make appropriate adjustment, as nearly as practical to those that would be required by the provisions of Section 4.2 through Section 4.5, inclusive, most nearly analogous to the effect of such amendment, to the Purchase Price, and, pursuant to and Section 4.9, to the number of shares of Common Stock issuable upon exercise of the Warrants, as shall be fair and equitable, such adjustment to be determined by the Valuation Agent.

          (d) In the event  that any of the events  described  in any of Section
     4.2 through Section 4.5, inclusive, give rise to an adjustment to the purchase, exercise or conversion price or conversion ratio, or number of shares of Common Stock issuable upon conversion or exercise, of any Rights (other than the Warrants), including, without limitation, the Series A Preferred Stock and the Outstanding Warrants, then the adjustments provided for in Section 4.2 through Section 4.5, inclusive, in respect of such event shall give effect both to the event giving rise to such adjustment under this Agreement and to all such adjustments made in respect of such other Rights; provided, however, that no such adjustment shall duplicate any adjustment required to be made in respect thereof by virtue of the provisions of Section 4.12(c).

5.   REPORTING COVENANTS

     5.1 Financial and Business Information.

     The Company shall deliver to each holder of Warrants:

          (a) Quarterly Financial Statements -- as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), and in any event within forty-five (45) days thereafter:

               (i) a  consolidated  balance sheet as at the end of such quarter;
          and

               (ii) consolidated statements of income and cash flows for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter;

          for the Company and the Subsidiaries, setting forth in each case, in comparative form, the financial statements for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally; provided, that timely delivery of copies of the Company's Quarterly Report on Form 10-Q filed with the SEC shall be deemed to satisfy the requirements of this Section 5.1(a);

          (b) Annual Financial Statements -- as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter:

               (i) a consolidated balance sheet as at the end of such year; and

               (ii) consolidated statements of income, stockholders' equity and cash flows for such year;

     for the Company and the Subsidiaries, setting forth in comparative form, the financial statement for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an audit report thereon of independent certified public accountants of recognized national standing, which report shall state without qualification (including, without limitation, qualifications related to the scope of the audit, the compliance of the audit with generally accepted auditing standards, or the ability of the Company or a material subsidiary thereof to continue as a going concern), that such financial statements have been prepared and are in conformity with GAAP; provided, that the timely delivery of the Company's Annual Report on Form 10-K for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this
     Section 5.1(b);

          (c) SEC and Other Reports -- promptly upon their becoming available:

               (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to stockholders generally; and

               (ii) each regular or periodic report (including, without limitation, each Form 10-K, Form 10-Q and Form 8-K), and each amendment thereto filed by the Company or any Subsidiary with the SEC (and any successor agency);

          (d) Rule 144A -- promptly upon the request of any holder of Warrants, information required to comply with 17 C.F.R. ss.230.144A, as amended from time to time, in connection with any transfer or proposed transfer of any Warrants; and

          (e) Requested Information -- with reasonable promptness, such other data and information as from time to time may be requested by any holder of Warrants.

     5.2 Extension of Time to File SEC Reports. If the rules and regulations of the SEC under the Exchange Act and the rules and regulations of the NASDAQ National Market are amended to permit extend the deadline for delivery to the SEC and the NASDAQ National Market of Quarterly Reports on Form 10-Q (or any successor form) beyond the forty-five (45) days following the end of each fiscal quarter of the Company (other than its last fiscal quarter) as currently required, then the forty-five (45) day period within which quarterly financial statements are required to be delivered in accordance with the provisions of
Section 5.1(a) shall be similarly extended. If the rules and regulations of the SEC under the Exchange Act and the rules and regulations of the NASDAQ National Market are amended to permit extend the deadline for delivery to the SEC and the NASDAQ National Market of Annual Reports on Form 10-K (or any successor form) beyond the ninety (90) days following the end of the Company's fiscal year as currently required, then the ninety (90) day period within which annual financial statements are required to be delivered in accordance with the provisions of Section 5.1(b) shall be similarly extended.

     5.3 Information Concerning Antidilution Adjustments.

          (a) Notice of Adjustment. Whenever the number of shares of Common Stock issuable upon the exercise of Warrants is adjusted or the Purchase Price in respect thereof is adjusted, as herein provided, the Company shall promptly give to each holder of Warrants notice of such adjustment or adjustments and shall promptly deliver to each holder of Warrants a certificate of the chief financial officer of the Company setting forth:

               (i) the number of shares of Common Stock issuable upon the exercise of each Warrant and the Purchase Price of such shares after such adjustment;

               (ii) a brief  statement of the facts  requiring such  adjustment;
          and

               (iii) the computation by which such adjustment was made.

          (b) Annual Certificate. So long as any Warrant is outstanding, within ninety (90) days of the end of each fiscal year of the Company, the Company shall deliver to each holder of Warrants a certificate of the chief financial officer of the Company setting forth:

               (i) the number of shares of Common Stock issuable upon the exercise of each Warrant and the Purchase Price of such shares as of the end of such fiscal year;

               (ii) a brief statement of the facts requiring each adjustment, if any, required to be made in such fiscal year; and

               (iii) the computation by which each such adjustment was made.

          (c) Confirmation by Accountants. At the request of a holder of Warrants, a certificate of the chief financial officer pursuant to Section 5.3(a) or Section 5.3(b) shall be confirmed by a certificate from the independent certified public accountants of the Company.

          (d) Notices of Certain Events. Whenever the Company shall publicly announce the authorization of any Notice Event, the Company shall, not less than fifteen (15) days prior to the record date with respect to such event (or, if no record date for the same shall be fixed, not less than fifteen
     (15) days prior to the occurrence of such Notice Event), give to each holder of Warrants, written notice of such event setting forth any change in the number of shares of Common Stock the Company estimates will be issuable upon the exercise of each Warrant, the estimated Purchase Price after any adjustment required to be made hereunder and a brief statement of the facts requiring such adjustment and the computation by which the Company expects such adjustment will be made. Notwithstanding the foregoing, no failure of the Company to give any such notice shall affect the validity of the action taken unless such failure was in bad faith.

6.   REGISTRATION RIGHTS.

     6.1 Incidental Registration.

          (a) Filing of Registration Statement. If the Company at any time proposes to register any of its Common Stock (an "Incidental Registration") under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto, in connection with an offer made solely to existing Security holders or employees of the Company), for sale in a public offering, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, which notice shall be given to all such holders at least thirty (30) days prior to the date that a registration statement relating to such registration is proposed to become effective with the SEC. Upon the written request of any holder of Registrable Securities to include its shares under such registration statement (which request shall be made within fifteen
     (15) days after the receipt of any such notice and shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration of all Registrable Securities that the Company has been so requested to register by such holder; provided, however, that if, at any time after giving written notice of its intention to register any Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Securities, the Company may, at its election, give written notice of such determination to each such holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities of such Persons in connection with such registration.

          (b) Selection of Underwriters. Notice of the Company's intention to register such Securities shall designate the proposed underwriters of such offering and shall contain the Company's agreement to use its best efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities that the Company has been so requested to register pursuant to this Section 6.1, it being understood that the holders of Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

          (c) Priority on Incidental Registrations. If the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting sale) that, in such underwriter's opinion, the number of shares of Securities requested to be included in such Incidental Registration exceeds the number that can be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number of shares of Securities that may be included in such offering without such effect), the Company will include in such

     Incidental Registration, to the extent of the number of shares of Securities that the Company is so advised can be sold in such offering:

               (i) in the case of any registration initiated by the Company for the purpose of selling Securities for its own account:

                    (A) first,  shares  that the  Company  proposes to issue and sell for its own account; and

                    (B) second,  Registrable  Securities requested to be sold by the holders thereof pursuant to this Section 6.1 and all Securities proposed to be registered by the Other Stockholders, pro rata among such holders on the basis of the number of shares requested to be so registered by such holders; and

               (ii) in the case of a registration initiated by any Other Stockholder pursuant to demand or required registration rights in favor of such Other Stockholder:

                    (A) first, Securities requested to be sold by the Other Stockholders requesting such Registration;

                    (B) second,  Registrable  Securities requested to be sold by the holders thereof pursuant to this Section 6.1 and all Securities proposed to be registered by the Other Stockholders (other than those referred to in Section 6.1(c)(ii)(A)), pro rata among such holders on the basis of the number of shares requested to be so registered by such holders; and

                    (C) third,  shares  that the  Company  proposes to issue and sell for its own account.

     6.2 Companies Registration. If the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both) is amended after the date hereof to provide for a Companies Registration Scheme, and the Company is or becomes eligible to participate in the Companies Registration Scheme, then the Company, promptly following the request of the Required Holders, shall use its reasonable best efforts to register promptly under the Companies Registration Scheme so as to facilitate the resale under the registration statement contemplated by such Companies Registration Scheme of the Registrable Securities in accordance with the method or methods of distribution contemplated by the Holders.

     6.3 Registration Procedures. The Company will use its best efforts to effect each Registration, and to cooperate with the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and the Company will as expeditiously as possible:

          (a) subject, in the case of an Incidental Registration, to the proviso to Section , prepare and file with the SEC the registration statement and use its best efforts to cause the Registration to become effective; provided, however, that before filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such registration statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed (i) in the case of the originally filed registration statement, at least five (5) Business Days prior thereto, which documents will be subject to the reasonable review, within such five (5) Business Day period, of such holders, their counsel and the underwriters; and (ii) in the case of any amendment or supplement, a reasonable period of time prior thereto so as to permit the holders and their counsel to reasonably review such amendment or supplement; and the Company will not name any holder of Registrable Securities in any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Requisite Holders shall reasonably object within such period;

          (b) subject to the proviso to Section 6.1(a), prepare and file with the SEC such amendments and post-effective amendments to any registration statement and any prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement; and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

          (c) furnish to each holder of Registrable Securities included in such Registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, upon request, and such reasonable number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act), any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

          (d) notify each holder of the Registrable Securities of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and, subject to the proviso to Section 6.1(a), take all reasonable actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

          (e) if requested by the managing underwriter or underwriters, if any, or any holder of Registrable Securities in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters, if any, or such holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

          (f) on or prior to the date on which a Registration is declared effective, use its best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such Registration, the underwriter or underwriters, if any, and their counsel, in connection with any necessary registration or qualification of the Registrable Securities covered by such Registration for offer and sale under the securities or "blue sky" laws of each state and other jurisdiction of the United States as any managing underwriter, if any, reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested of the Registrable Securities covered by such Registration; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (g) in connection with any sale pursuant to a Registration, cooperate with the holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Securities to be sold under such Registration, and enable such Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

          (h) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company or any Subsidiary as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Securities;

          (i) notify each seller of Registrable Securities covered by such Registration, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare, file with the SEC and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

          (j) otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the

     Securities  Act no later than  ninety (90) days after the end of the twelve
     (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

          (k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration from and after a date not later than the effective date of such Registration; and

          (l) obtain and maintain the registration of the Common Stock under either section 12(b) or section 12(g) of the Exchange Act; and use its best efforts to cause all Registrable Securities covered by each Registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such Registration, on:

               (i) either the New York Stock Exchange, Inc., or the NASDAQ National Market; and

               (ii) each other securities exchange, if any, on which the Common Stock is then listed.

The Company may require each holder of Registrable Securities that will be included in such Registration to furnish the Company with such information in respect of such holder of its Registrable Securities that will be included in such Registration as the Company may reasonably request in writing and as is required by applicable laws or regulations.

     6.4 Reasonable Investigation. The Company shall:

          (a) give the holders of Registrable Securities, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of the registration statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto;

          (b) give each such holder and underwriter reasonable opportunities to discuss the business of the Company with its officers, counsel and the independent public accountants who have certified its financial statements;

          (c) make available for inspection by any holder of Registrable Securities included in any Registration, any underwriter participating in any disposition pursuant to any Registration, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company; and

          (d) cause the Company's officers, directors and employees to supply all information reasonably requested by any such Person in connection with such Registration;

in each such case, as shall be reasonably necessary, in the opinion of such holder or such underwriter, to enable it to conduct a "reasonable investigation" within the meaning of the section 11(b)(3) of the Securities Act and to satisfy the requirement of reasonable care imposed by section 12(a)(2) of the Securities Act.

     6.5 Registration Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities, including, without limitation, any such registration not effected by the Company.

     6.6 Indemnification; Contribution.

          (a) Indemnification by the Company. The Company shall indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, trustees and agents, if any, and each Person, if any, who controls such holder within the meaning of section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, resulting from any violation by the Company of the provisions of the Securities Act or any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if amended or supplemented) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information concerning any holder furnished in writing to the Company by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this Section 6 is made through underwriters, no action or failure to act on the part of such underwriters (whether or not such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this
     Section is made through underwriters, the Company agrees, and subject to the proviso to Section 6.1(a), to the extent (but only to the extent) required by such underwriters, to enter into an underwriting or other agreement providing for indemnity of such underwriters, their officers, directors and agents, if any, and each Person, if any, who controls such underwriters within the meaning of section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; provided that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of an amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was provided with such amended or supplemented final prospectus.

          (b) Indemnification by the Holders. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder, severally and not jointly, shall indemnify, to the fullest extent permitted by law, the Company, each underwriter (if the underwriter so requires) and their respective officers, directors and agents, if any, and each Person, if any, who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so concerning a holder furnished in writing by such holder expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the net proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

          (c) Control of Defense. Any Person entitled to indemnification under the provisions of this Section shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and unless the named party to any such action includes both the Company and the indemnified party and counsel for such indemnified party has advised the indemnified party that in its reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Section 6 shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment expressed in writing by counsel to such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim.

          (d) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses:

               (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or

               (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

     Notwithstanding the foregoing, no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under
     Section 6.6(b) hereof was available. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any Person to contribute pursuant to this Section 6.6 shall be several and not joint.

          (e) Advancement of Expenses. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 6.6 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable. Without limiting the generality of the foregoing, each indemnifying party, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising out of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) would be available to any indemnified party under any provision of this Section 6.6, shall promptly reimburse each indemnified party, as often as invoiced therefor (but in no event more often than monthly), for all reasonable legal or other expenses incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper, the indemnified party agrees to promptly return the amount so advanced to the indemnifying party, together with interest, compounded monthly, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the average base rate on corporate loans posted by the nation's thirty (30) largest banks. Any such interim reimbursement payments which are not made to the indemnified party within thirty (30) days of a request therefor shall bear interest at such prime rate from the date of such request to the extent such reimbursement payments are ultimately determined to be proper obligations of the indemnifying party. Subject to the proviso to Section 6.1(a), to the extent required by any underwriter in connection with the execution of any underwriting agreement pursuant to which the holders of Registrable Securities shall be selling any shares of Common Stock, the Company shall agree to advancement of the expenses of such underwriter to at least the same extent as provided in this Section 6.6(e).

          (f) Survival. The indemnity and contribution agreements contained in this Section shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors, agents or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such Securities by such holder.

     6.7 Holdback Agreements; Registration Rights to Others.

          (a) In connection with each underwritten sale of Registrable Securities, the Company agrees, and each holder of Registrable Securities by acquisition of such Registrable Securities agrees, to enter into customary holdback agreements concerning sale or distribution of Registrable Securities and other equity Securities of the Company, except, in the case of any holder of Registrable Securities, to the extent that such holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

          (b) If the Company shall at any time after the date hereof provide to any holder of any Securities of the Company rights with respect to the registration of such Securities under the Securities Act:

               (i) such rights shall not be in conflict with or adversely affect any of the rights provided in this Section 6 to the holders of Registrable Securities; and

               (ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Section 6, the Company will provide (by way of amendment to this Section 6 or otherwise) such more favorable terms or conditions to the holders of Registrable Securities.

     6.8 Other Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants or conversion of any class of Common Stock into any other class of Common Stock require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     6.9 Availability of Information. At any time that any class of the Common Stock is registered under section 12(b) or section 12(g) of the Exchange Act, the Company will comply with the reporting requirements of sections 13 and 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to such Sections) and will comply with all other public information reporting requirements of the SEC from time to time in effect. In addition, the Company shall file such reports and information, and shall make available to the public and to the holders of Registrable Securities such information, as shall be necessary to permit such holders to offer and sell Registrable Securities pursuant to the provisions of Rule 144 promulgated under the Securities Act. The Company will also cooperate with each such holder in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the registration provisions of the Securities Act in connection with the sale of any Registrable Securities. The Company will furnish to each such holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the SEC.


7.   RIGHT OF FIRST REFUSAL.

     7.1 Transfer of Warrants. No holder of Warrants shall sell or transfer any Warrants held by such holder except pursuant to the provisions of this Section 7 or pursuant to an Exempt Transfer.

     7.2 Notice of Proposed Transfer. Not less than fifteen (15) days prior to making any sale or transfer of any Warrants (other than an Exempt Transfer and other than a transfer to the Company), the transferring holder or holders of Warrants shall deliver a written notice (a "Transfer Notice") to the Company, which Transfer Notice shall:

               (a) state the proposed number of Warrants to be transferred (the "Offered Warrants");

               (b) state the amount and kind of consideration offered in exchange for the Offered Warrants;

               (c) state the name or identity of the proposed Transferee;

               (d)  describe  in  reasonable   detail  the  proposed  terms  and
          conditions of the sale or transfer; and

               (e) state the intended date of closing of such transfer.

     7.3 First Refusal Right. The Company may elect to purchase all (but not less than all) the Offered Warrants specified in the Transfer Notice at the price and on the terms specified therein by delivering written notice of such election to each holder of Offered Warrants within ten (10) days after the delivery of the Transfer Notice to the Company. If the Company shall have elected to purchase all the Offered Warrants, the holder having delivered the Transfer Notice shall sell to the Company, and the Company shall purchase from such holder, all such Offered Warrants on the First Refusal Sale Date.

     7.4 Transfers to Third Parties on Refusal or Failure to Consummate. If:

          (a) the Company has not elected to purchase all, but not less than all, the Offered Warrants pursuant to Section 7.3 on or prior to the date which is ten (10) days after the date of delivery of the Transfer Notice; or

          (b) the Company shall have elected to purchase all of the Offered Warrants pursuant to Section 7.3 hereof, but the purchase of all such Offered Warrants is not consummated on the First Refusal Sale Date;

then, in either case, for a period of one hundred eighty (180) days after the First Refusal Sale Date relating thereto, the holder or holders of Offered Warrants may sell or transfer any Offered Warrants to one or more Permitted Investors without any requirement of compliance with this Section 7.

     7.5 Limited Right of First Refusal Regarding Sale of Certain Common Stock.

          (a) Grant of First Refusal Option. Each Person who is a holder of Warrants, by its purchase and acceptance thereof, agrees that should such Person exercise any Warrants held by such Person, such Person (but not any future holder of the shares of Common Stock issued to such Person upon exercise of the Warrants), prior to selling or transferring such shares of Common Stock (other than in an Exempt Transfer), shall give written notice (which notice, notwithstanding the provisions of Section 9.6, may be given solely by facsimile transmission and which shall state the number of shares proposed to be sold or transferred), and shall use its reasonable efforts to confirm such transmission by telephone, of such intended sale or transfer of such shares of Common Stock. The Company shall have the option, for a period of three (3) hours following the giving of such facsimile notice, to elect to purchase all (but not less than all) such shares of Common Stock specified in such facsimile notice at a price per share equal to the Closing Price in effect at the time of dispatch of such facsimile notice.

          (b) Exercise of First Refusal Option. The Company may exercise its option by giving the selling Person written notice (which notice, notwithstanding the provisions of Section 9.6, may be given solely by facsimile transmission) of its intention to purchase all such shares of Common Stock at such Closing Price not later than three (3) hours following the giving of such facsimile notice by such Person, and shall use its reasonable efforts to confirm such transmission by telephone. If the Company shall have elected to purchase all such shares of Common Stock, the Company shall deliver (which, notwithstanding the provisions of Section 9.6, shall be given by facsimile transmission, with the original dispatched prepaid by overnight courier) to such Person within two (2) hours after the dispatch of its notice of exercise its option to purchase all such shares, a written confirmation of such sale, in customary form reasonably acceptable to the selling Person, setting forth the number of shares to be purchased, the identity of the selling Person, such Closing Price and the aggregate price for all such shares being sold, confirming the sale and transfer of all such shares of Common Stock by such selling Person to the Company. Subject to Section 7.5(c), settlement of such sale shall occur on the third (3rd) Business Day following the date the Company exercises such option. On such date, the Company shall deliver to the selling holder, by wire transfer of immediately available funds, the purchase price for the shares of Common Stock being purchased, and the selling holder shall deliver, by physical delivery of certificates representing such shares of Common Stock, accompanied by stock powers executed in blank, or, in the event such shares of Common Stock are held in book entry form, through the facilities of a customary book-entry transfer facility or system.

          (c) Other Sales of Common Stock. In the event that the Company does not exercise its election to purchase all, but not less than all, shares of Common Stock proposed to be sold by the selling Person by delivery of facsimile notice thereof to the selling Person not later than three (3) hours following the giving of notice of the selling Person's intention to sell such shares of Common Stock, then such selling Person, for a period of thirty (30) days commencing upon the failure by the Company to properly exercise such option, shall be free to sell any shares of Common Stock held or owned by such Person to any other Person on any terms without any further requirement of compliance with this Section 7.5. In the event that the Company shall exercise any option to purchase shares of Common Stock pursuant to this Section 7.5 but shall fail to make payment therefor on the settlement date therefor:

               (i) the Company's rights pursuant to this Section 7.5 shall terminated immediately and without any further action;

               (ii) the selling holder of the shares of Common Stock which were the subject of the sale which the Company failed to settle shall dispose of all such shares in a commercially reasonable manner, and the Company shall indemnify upon demand and hold harmless the holder for any difference between the price which the Company would have been required to pay had such settlement occurred and the price actually realized upon such actual sale, together with any other expenses, losses or damages (including consequential or incidental damages) occasioned by such failure to settle such sale and such subsequent actual sale; and

               (iii) all other holders of Common Stock received by such holder upon the exercise of any Warrant formerly held by such holder shall be free to sell any such shares at any time to any Person on any terms without any further restraint on account of this Section .


8.   INTERPRETATION OF THIS AGREEMENT.

     8.1 Certain Defined Terms. For the purpose of this Agreement, the following terms shall have the meanings set forth below or set forth in the Section hereof following such term:

     Additional Common Stock -- means Common Stock, including treasury shares, issued after the date hereof, except Common Stock issued upon the exercise of any one or more Warrants.

     Affiliate -- means, at any time, a Person (other than a Subsidiary or a Purchaser):

          (a) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company;

          (b) that beneficially owns or holds five percent (5%) or more of any class of the Voting Stock of the Company; or

          (c) five percent (5%) or more of the Voting Stock (or in the case of a Person that is not a corporation, five percent (5%) or more of the equity interest) of which is beneficially owned or held by the Company or any Subsidiary;

at such time.

As used in this definition,

          control -- means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     Aggregate Consideration Paid -- means, in the case of a repurchase, redemption, retirement or acquisition of shares of Common Stock, the aggregate amount paid by the Company in connection therewith and, in the case of a repurchase, redemption, retirement or acquisition of Rights, the sum of:

          (a) the aggregate amount paid by the Company for such Rights; plus

          (b) the aggregate consideration or premiums stated in such Rights to be payable for the shares of Common Stock covered thereby.

     For purposes of clause (a) above, in the event of the repurchase, redemption, retirement or acquisition of any Rights together with other
Securities or obligations of the Company or any other Person in which the purchase price for the Rights and such other Securities or obligations is expressed as a single purchase price (including, without limitation, upon the issuance or sale of Preferred Stock or debt Securities which are convertible into Common Stock), the aggregate amount paid by the Company for such Rights shall include only the portion of such single purchase price attributable to such Rights, and not the portion attributable to such other Securities or obligations. The portion of such purchase price attributable to such Rights in such case shall be equal to the product of:

          (i) such single purchase price; multiplied by

          (ii) the quotient of:

               (A) the fair market value (as determined by the Valuation Agent) of such Right, independent of the value of such other Securities or obligations (computed using the Black-Scholes option pricing model or such other pricing model as the Valuation Agent determines is appropriate, and applying such reasonable assumptions concerning price variances with respect to the Common Stock and such other variables as the Valuation Agent considers appropriate); divided by

               (B) the fair market value (as determined by the Valuation Agent) of such Right together with such other Securities or obligations (computed using such methodology and making such assumptions as the Valuation Agent determines is appropriate).

     Aggregate Consideration Receivable -- means, in the case of an issuance or sale of shares of Additional Common Stock, the aggregate amount paid to the Company in connection therewith and, in the case of an issuance or sale of Rights, or any amendment thereto, the sum of:

          (a) the aggregate amount paid to the Company for such Rights; plus

          (b) the aggregate consideration or premiums stated in such Rights to be payable for the shares of Additional Common Stock covered thereby;

in each case without deduction for any fees, expenses or underwriters discounts.

     For purposes of clause (a) above, in the event of the issuance or sale of any Rights together with other Securities or obligations of the Company or any other Person in which the purchase price for the Rights and such other
Securities or obligations is expressed as a single purchase price (including, without limitation, upon the issuance or sale of Preferred Stock or debt Securities which are convertible into Common Stock), the aggregate amount paid to the Company for such Rights should include only the portion of such single purchase price attributable to such Rights, and not the portion attributable to such other Securities or obligations. The portion of such purchase price attributable to such Rights in such case shall be equal to the product of:

          (i) such single purchase price; multiplied by

          (ii) the quotient of:

               (A) the fair market value (as determined by the Valuation Agent) of such Right, independent of the value of the value of such other Securities or obligations (computed using the Black-Scholes option pricing model or such other pricing model as the Valuation Agent determines is appropriate, and applying such reasonable assumptions concerning price variances with respect to the Common Stock and such other variables as the Valuation Agent considers appropriate); divided by

               (B) the fair market value (as determined by the Valuation Agent) of such Right together with such other Securities or obligations (computed using such methodology and making such assumptions as the Valuation Agent determines is appropriate).

     Agreement, this -- and references thereto shall mean this Warrant Agreement as it may from time to time be amended or supplemented.

     Board of Directors -- means the board of directors of the Company or any committee thereof that, in the instance, shall have the lawful power to exercise the power and authority of such board of directors.

     Business Day -- means a day other than a Saturday, a Sunday or a day on which banks in the State of New York are required or permitted by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

     Charter -- means te Certificate of Incorporation of the Company, as amended and in effect as of the date hereof.

     Closing  Price -- means,  on any date with  respect  to any share of Common
Stock:

          (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which any Common Stock is then listed or admitted to trading; and

          (b) if no Common Stock is then listed or admitted to trading on any national securities exchange, but is listed on the NASDAQ National Market or the NASDAQ SmallCap Market, as the case may be, the last trading price of any Common Stock on such date as reported by NASDAQ, or if there shall have been no trading on such date, the average of the reported closing bid and asked prices on such date as shown by NASDAQ.

     Common Stock -- means the Common Stock, par value $.01 per share, of the Company; provided, however, that prior to the Share Purchase Right Termination Date, the term "Common Stock," and references to any shares thereof, shall in each case include the attached Share Purchase Rights.

     Companies Registration Scheme -- means an amendment to the Securities Act (whether by statutory amendment, amendment of the rules and regulations thereunder or both), such as, without limitation, as proposed in the Report of the Advisory Committee on the Capital Formation and Regulatory Processes of the Securities and Exchange Commission, dated July 24, 1996, pursuant to which:

          (a) issuers of Securities are permitted to register all issuances of securities on an integrated company registration statement; and

          (b) under the provisions of such amendment, such registration could cover the reoffering or resale by the holders thereof of shares of Common Stock issued upon the exercise of the Warrants, if any, outstanding at such time.

     Company -- shall have the meaning specified in the introductory paragraph hereof.

     Consideration Per Share -- means, with respect to shares of Common Stock or Rights, the quotient of:

          (a) the Aggregate Consideration Paid (in the case of a repurchase, redemption, retirement or other acquisition for value of Common Stock or Rights) or the Aggregate Consideration Receivable (in the case of an issuance or sale of Common Stock or Rights by the Company), as the case may be, in respect of such shares of Common Stock or such Rights; divided by

          (b) the total number of such shares of Common Stock or, in the case of Rights, the total number of shares of Common Stock into which by such Rights are exercisable or convertible.

     Effective Date -- means March 1, 1999.

     Exchange Act -- means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Excluded Securities -- means and includes:

          (a) shares of Common Stock or Rights issued in any of the transactions described in Section 4.2 through Section 4.7, inclusive, hereof, and in respect of which an adjustment has been made pursuant to such Section;

          (b) shares of Common Stock issuable upon exercise of the Warrants or any other Rights (including, without limitation, any Outstanding Warrants) outstanding on the date hereof;

          (c) shares of Common Stock or other Securities issued or sold by the Company upon exercise of any Share Purchase Rights in accordance with the provisions of the Rights Agreement, and any Common Stock, if any, issued upon the exercise or conversion of such other Securities in accordance with the provisions of the Rights Agreement;

          (d) shares of Common Stock issued to the public in a bona fide public offering registered under the Securities Act to Persons other than:

               (i) Affiliates;

               (ii) employees of the Company; or

               (iii) existing holders of Common Stock or Rights;

     provided, however, that a bona fide public offering sold through an underwriter and held open to the public generally shall not fail to meet the requirements of this clause (c) merely by virtue of the fact that one or more Affiliates, employees or existing holders of Common Stock or Rights may have been purchasers from the underwriters therein so long as no pre-existing arrangement or agreement to so purchase shares in connection with such offering was in existence or in effect;

          (e) shares of the Common Stock sold in a bona fide private placement transaction for a price not less than ninety (90%) of the Market Price calculated as the date of the closing of such sale, so long as the price of such shares was negotiated at arm's length and so long as the purchasers of such shares are not either:

               (i) Affiliates;

               (ii) employees of the Company; or

               (iii) existing holders of Common Stock or Rights; and

          (f) Rights consisting of employee stock options granted with an exercise price not less than the Market Price thereof as of the date of the grant, and shares of Common Stock issued upon exercise of such Rights, issued to employees, consultants or independent contractors of the Company pursuant to any stock option plan approved by the Board of Directors at any time, so long as, and to the extent that:

               (i) the aggregate number of shares of Common Stock issuable upon exercise of such stock options (whether or not then currently exercisable) at such time, together with all shares of Common Stock previously issued upon exercise of such stock options, does not exceed nine hundred thousand (900,000) shares, such number of shares to be appropriately adjusted in respect of the occurrence of any of the events described in Section 4 hereof; and

               (ii) no other holder of any Rights or any other Securities of the Company shall have the right to any preemptive, subscription or similar right in respect of such issuance.

     Exempt Transfer -- means, with respect to any transfer of Warrants or Common Stock issued upon exercise of any Warrants by any holder thereof, any transfer:

          (a) to any affiliate of such holder;

          (b) to any other holder of Warrants;

          (c) to any affiliate of any other holder;

          (d) in connection with the liquidation, dissolution, termination or other event with respect to any holder of Warrants which requires such holder to distribute the Warrants to the stockholders, shareholders, members or partners of such holder, each such stockholder, shareholder, member or partner;

          (e) to a nominee of or custodian for such holder; or

          (f) in connection with a bona fide pledge of such Warrants or Common Stock.

     Expiration Date -- means March 1, 2008, subject to extension as provided in
Section 2.5.

     Fair Value -- means, with respect to any share of Common Stock at any time, the quotient of:

          (a) the difference of:

               (i) the sum of:

                    (A) the fair salable value of the Company as a going concern, giving effect to all Property thereof and subject to all liabilities thereof, that would be realized in an arm's length sale between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively, as of a date that is within fifteen (15) days of the date as of which the determination is to be made, determined by agreement among the holders of the Warrants and the Company and, if, in the Company's view after reasonable negotiation no such agreement can be reached, by the Valuation Agent, such determination in either case to be made without regard to the absence of a liquid or ready market for such Common Stock; plus

                    (B) the aggregate exercise or conversion price of all Warrants and all other Valuable Rights (including, without limitation, Valuable Rights in respect of any shares of Preferred Stock convertible at such time into shares of Common Stock) in existence and remaining unexercised on such date;

          minus

               (ii) if there shall then exist any outstanding shares of Preferred Stock (other than Preferred Stock convertible at such time into shares of Common Stock, which shares represent Valuable Rights at such time), the aggregate liquidation preference of (or, if less, the aggregate price, if any, at which the Company could elect to redeem) such shares of Preferred Stock (together with all accrued and unpaid dividends thereon);

     divided by

          (b) the sum of:

               (i) the total number of shares of Common Stock then outstanding; plus

               (ii) the aggregate number of shares of Common Stock issuable in respect of all Valuable Rights (including, without limitation, Valuable Rights in respect of any shares of Preferred Stock convertible at such time into shares of Common Stock) at such time.

     First Refusal Sale Date -- means, with respect to any Transfer Notice, the date which is fifteen (15) days after the date such Transfer Notice is delivered to the Company, or such later date as is agreed to by the Company and the holder of the Offered Warrants.

     Fully Diluted Basis -- means, with respect to any calculation of the number of shares of Common Stock at any time, the sum of:

          (a) the  number of shares of Common  Stock  outstanding  at such time;
     plus

          (b) the aggregate number of shares of Common Stock issuable upon the exercise, conversion or exchange, as the case may be, of all Rights outstanding at such time, regardless of whether such Rights are then exercisable, convertible or exchangeable and regardless of whether the consideration given up by the holder of such Right in connection with the exercise, conversion or exchange thereof would exceed the value of the Common Stock received upon such exercise, conversion or exchange.

     GAAP -- means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States.

     Incidental Registration -- Section 6(a).

     Initial   Purchase  Price  --  means  Four  and  One  Hundred   Twenty-Five
One-Thousandths Dollars ($4.125) per share.

     Initiating Holders -- means, at any time, the holders (other than the Company or any Affiliate thereof) of at least fifty-one percent (51%) (by number of shares) of the Registrable Securities at such time (excluding any Registrable Securities held directly or indirectly by the Company or any Affiliate thereof).

     Lien -- means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property (for purposes of this definition, the "Owner"), whether such interest is based on the common law, statute or contract, and includes but is not limited to:

          (a) the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction, or an agreement to give any of the foregoing;

          (b) reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting real Property;

          (c)  stockholder   agreements,   voting  trust  agreements,   buy-back
     agreements and all similar arrangements affecting the Owner's rights in stock owned by the Owner; and

          (d) any interest in any Property held by the Owner evidenced by a conditional sale agreement, capitalized lease or other arrangement pursuant to which title to such Property has been retained by or vested in some other Person for security purposes.

The term "Lien" does not include negative pledge clauses in loan agreements and equal and ratable security clauses in loan agreements.

     Market Price -- means, per share of Common Stock, as of any date of determination, the daily Closing Price on the trading day before such date of determination; provided that if the Common Stock is then neither listed nor admitted to trading on any national securities exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, then "Market Price" means the Fair Value of one share of Common Stock, as determined by the Valuation Agent as of the date of determination.

     NASD -- means the National Association of Securities Dealers, Inc.

     NASDAQ -- means the NASDAQ Stock Market, Inc., a subsidiary of the NASD.

     NASDAQ National Market -- has the meaning ascribed thereto in Rule 4200(r) of NASDAQ.

     NASDAQ SmallCap Market -- has the meaning ascribed thereto in Rule 4200(t) of NASDAQ.

     Note Agreement -- means the Note Agreement, dated as of the date hereof, between the Company and the Purchasers, pursuant to which the Notes were issued.

     Notes -- means the 16.5% Senior Subordinated Notes due March 1, 2006 issued pursuant to the Securities Purchase Agreement and the Note Agreement.

     Notice Event -- means any event that would require an adjustment in the Purchase Price pursuant to Section 4 hereof.

     Offered Warrants -- Section 7.2 hereof.

     Other Stockholders -- means and includes, at any time, all holders of Securities of the Company at such time (other than the holders of Registrable Securities).

     Outstanding Warrants -- means and includes all warrants to purchase Common Stock of the Company outstanding on the date hereof and prior to the issuance of the Warrants.

     Permitted Investor -- means and includes any Person:

          (a) which is a Purchaser;

          (b) in connection with the liquidation, dissolution, termination or other event with respect to any holder of Warrants which requires any such holder of Warrants to distribute the Warrants to the stockholders, shareholders, members or partners of such holder, each such stockholder, shareholder, member or partner; or

          (c) (i) which meets the criteria for an "accredited investor," as set forth in either Rule 501(a)(1), Rule 501(a)(2), Rule 501(a)(3), Rule 501(a)(7) or Rule 501(a)(8), in each case, under the Securities Act; and

               (ii) which is not engaged principally in the production or distribution of dairy products.

     Person -- means an individual, partnership, corporation, limited liability company, joint venture, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     Preferred Stock -- means and includes all capital stock of the Company of any class (including, without limitation, the Series A Preferred Stock) which is preferred as to payment upon a liquidation or dissolution of the Company, or both, over the Common Stock.

     Property -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

     Public Offering -- shall mean any sale of Common Stock in a transaction either registered under, or requiring registration under, section 5 of the Securities Act.

     Purchase Price -- means, prior to any adjustment pursuant to Section 4 of this Agreement, the Initial Purchase Price and thereafter, the Initial Purchase Price as thereafter successively adjusted and readjusted from time to time.

     Purchaser -- shall have the meaning specified in the introductory paragraph hereof.

     Reference Price -- means, per share of Common Stock, as of any date of determination, the arithmetic mean of the daily Closing Prices for the twenty
(20) consecutive trading days before such date of determination; provided that if the Common Stock is then neither listed nor admitted to trading on any national securities exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, then "Reference Price" means the Fair Value of one share of Common Stock, as determined by the Valuation Agent as of the date of determination.

     Registrable Securities -- means, at any time:

          (a) any shares of Common Stock that have been issued upon the exercise of any Warrant;

          (b) any shares of Common Stock into which such shares of Common Stock shall have been converted at any time; and

          (c) any shares of Common Stock that are issuable upon the exercise of the Warrants or the conversion of Common Stock referred to in clause (a) or clause (b) above.

For purposes of Section hereof and the definitions of "Initiating Holders" and "Requisite Holders" herein, holders of Warrants at any time shall be deemed to be holders of Registrable Securities described in clauses (b) and (c) of this definition that are at such time issuable upon exercise in full of such Warrants, whether or not such holders are then entitled so to exercise such Warrants pursuant to the terms thereof.

     As to any particular Registrable Securities once issued, such Securities shall cease to be Registrable Securities:

          (i) when a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement;

          (ii) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act;

          (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force; or

          (iv) when they shall have ceased to be outstanding or (with respect to Registrable Securities described in clause (c) of this definition) issuable upon exercise of the Warrants.

     Registration -- means each Incidental Registration.

     Registration Expenses -- means all expenses incident to the Company's performance of or compliance with compliance with Section 6.1 through Section 6.4, inclusive, including, without limitation:

          (a) all registration and filing fees;

          (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities);

          (c) expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company;

          (d) messenger and delivery expenses;

          (e) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

          (f) fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance);

          (g) securities acts liability insurance (if the Company elects to obtain such insurance);

          (h) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration;

          (i) fees and expenses of other Persons retained by the Company; and

          (j) in connection with any transaction in which the holders of the Registrable Securities tender and continue to hold available for sale under any Registration all (but not less than all) of the Registrable Securities (and irrespective of whether any such tendered Registrable Securities fail to be included in such Registration pursuant to the operation of Section 6.1(c)), the reasonable fees and expenses of one counsel for holders of Registrable Securities, selected by the Requisite Holders;

but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of more than one counsel representing the holders of Registrable Securities or any other selling expenses, discounts or commissions incurred in connection with the sale of Registrable Securities.

     Required Warrantholders -- means, at any time, the holders of at least sixty-six and two-thirds percent (66 2/3%) of all Warrants outstanding
(excluding any Warrants directly or indirectly held by the Company, any Subsidiary or any Affiliate) at such time.

     Requisite Holders -- means, with respect to any registration or proposed registration of Registrable Securities pursuant to Section 6 hereof, any holder or holders (other than the Company or any Affiliate or Subsidiary) holding at least sixty-six and two-thirds percent (66 2/3%) of the shares of Registrable Securities (excluding any shares of Registrable Securities directly or indirectly held by the Company or any Affiliate or Subsidiary) to be so registered.

     Right -- means and includes:

          (a) any warrant (including, without limitation, any Warrant and any Outstanding Warrant) or any option (including, without limitation, employee stock options) to acquire Common Stock;

          (b) any right  issued to  holders of the  Common  Stock,  or any class
     thereof,   permitting  the  holders  thereof  to  subscribe  to  shares  of
     Additional Common Stock (pursuant to a rights offering or otherwise);

          (c) any right to acquire Common Stock pursuant to the provisions of any Security (including, without limitation, the Series A Preferred Stock) convertible or exchangeable into Common Stock; and

          (d) any similar right permitting the holder thereof to subscribe for or purchase shares of Common Stock.

     Rights Agreement -- means the Rights Agreement, dated as of March 6, 1996, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

     SEC -- means, at any time, the Securities and Exchange Commission or any other federal agency at such time administering the Securities Act.

     Securities Act -- means the Securities Act of 1933, as amended.

     Securities Purchase Agreement -- means, collectively, the separate Securities Purchase Agreements, each dated as of the date hereof, between the Company and each Purchaser, relating to the offering and sale of the Notes and the Warrants.

     Security -- shall have the meaning specified in section 2(1) of the Securities Act.

     Series A Preferred Stock -- means the Series A Redeemable Convertible Preferred Stock of the Company.

     Share Purchase Right Termination Date -- means the earlier to occur of:

          (a) any separation of the Share Purchase Rights pursuant to the provisions of the Rights Agreement (including, without limitation, on the Distribution Date, as defined therein); and

          (b) any redemption by the Company of all Share Purchase Rights under circumstances under which no further Share Purchase Rights will be issued under the Rights Agreement.

     Share Purchase Rights -- means and includes each of the Common Stock purchase rights issued pursuant to, and governed by the terms of, the Rights Agreement.

     Subsidiary -- means, at any time, each corporation, association, limited liability company or other business entity which qualifies as a subsidiary of the Company that is properly included in a consolidated financial statement of the Company and its subsidiaries in accordance with GAAP at such time.

     Transferee -- means any registered transferee of all or any part of any one or more Warrant Certificates acquired by the Purchasers under this Agreement.

     Transfer Notice -- Section 7.2 hereof.

     Valuable Right -- means, at any time, a Right, the effective conversion, exercise or purchase price of which on the date of determination is less than the Market Price in respect of the shares of Common Stock issuable upon conversion, exercise or purchase pursuant to such Right on such date.

     Valuation Agent -- means the Board of Directors of the Company, or a duly constituted and appropriately empowered committee thereof, acting in good faith, the determination of which shall be delivered in writing to the holders of the Warrants; provided, however, that if any holder of Warrants objects in good faith and in writing to any such written determination of such Board of Directors or committee within thirty (30) days after the receipt thereof, then the "Valuation Agent" shall mean a firm of independent certified public accountants, an investment banking firm or appraisal firm (which firm shall own no Securities of, and shall not be an Affiliate, Subsidiary or a related Person of, the Company) of recognized national standing retained by the Company and reasonably acceptable to the Required Warrantholders.

     Voting Stock -- means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time any stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), and, in the case of the Company, shall include the Common Stock.

     Warrant -- shall mean each Warrant to purchase shares of the Common Stock issued pursuant to this Agreement.

     Warrant Certificate -- Section 1.1.

     8.2 Descriptive Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     8.3 Governing Law. THIS AGREEMENT AND THE WARRANT CERTIFICATES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.   MISCELLANEOUS.

     9.1 Expenses. The Company agrees to pay, and save the Purchasers and any Transferees harmless against liability for the payment of, all out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of special counsel for the Purchasers and any Transferee) arising in connection with the transactions herein contemplated, including, without limitation:

          (a) the cost, if any, of complying with Section 3.6 hereof;

          (b) any subsequent proposed modification of, or proposed consent requested or initiated by or on behalf of the Company under, this Agreement, the Warrant Certificates or the Warrants, whether or not such proposed modification shall be effected or proposed consent granted
     (including, without limitation, all document production and duplication charges and the reasonable fees and expenses of one special counsel engaged by the holders of Warrants in connection therewith); and

          (c) the enforcement of (or determination of whether or how to enforce) any rights under this Agreement, the Warrant Certificates or the Warrants or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of a Purchaser's or any Transferee's having acquired any Warrant Certificate, including, without limitation, the reasonable fees and expenses of one special counsel engaged by the holders of the Warrants and incurred by the holders of the Warrants and the costs and expenses incurred in any bankruptcy case involving the Company or any Subsidiary.

The obligations of the Company under this Section 9.1 shall survive the transfer of any Warrant Certificate or portion thereof or interest therein by any Purchaser or any Transferee and the exercise or expiration of any Warrant.

     9.2 Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with and only with the written consent of the Company and:

          (a) in the case of Section 1 through  Section 5, Section 8.2,  Section
     8.3 or Section 9 hereof (other than this Section 9.2), or of any term defined in Section 801 to the extent used therein, the written consent of the Required Warrantholders;

          (b) the  provisions  of Section 6 hereof,  and of any term  defined in
     Section 8.1 hereof as used in Section 6 hereof, may be amended, modified or supplemented only by a writing duly executed by or on behalf of the Initiating Holders and the Company; provided, however, that compliance by the Company with the provisions of Section 6 hereof, with respect to any particular registration, may be waived by the Requisite Holders; and

          (c) in the case of this Section 9.2, or of any term defined in Section
     8.1 to the extent used herein, the written consent of all holders of Warrants then outstanding (excluding any Warrants directly or indirectly held by the Company, any Subsidiary or any Affiliate) and all other Registrable Securities then outstanding;

provided, however, that:

          (i) no such amendment or waiver of any of the provisions of this Agreement pertaining to the Purchase Price or the number or kind of shares of Common Stock that may be purchased upon exercise of each Warrant; and

          (ii) no change delaying the occurrence of the Effective Date or accelerating the occurrence of the Expiration Date;

shall be effective as to the holder of any Warrant unless consented to in writing by such holder.

     9.3 Directly or Indirectly. Where any provision in this Agreement refers to any action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

     9.4 Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein and in the Securities Purchase Agreement in connection herewith shall survive the execution and delivery of this Agreement and the Warrant Certificates, the transfer by any Purchaser of any Warrant Certificate or portion thereof or interest therein and the exercise or expiration of any Warrant, and may be relied upon by any Purchaser or any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or such Transferee. Subject to the preceding sentence, this Agreement and the Warrant Certificates embody the entire agreement and understanding among the Company and the Purchasers, and supersede all prior agreements and understandings, relating to the subject matter hereof.

     9.5 Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not. Notwithstanding the foregoing sentence, other than as required by Section
4.7 hereof, the Company may not assign any of its rights, duties or obligations hereunder or under the Warrants without the prior written consent of all holders of the Warrants then outstanding.

     9.6 Notices. All communications hereunder or under the Warrants shall be in writing and shall be delivered either by national overnight courier or by facsimile transmission (confirmed by delivery by national overnight courier sent on the day of the sending of such facsimile transmission), and shall be addressed to the following addresses:

          (a) if to a Purchaser, at its address set forth on Annex 1 to this Agreement, or at such other address as it shall have specified to the Company in writing;

          (b) if to any other holder of any Warrant Certificate, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Warrant Certificate that shall have so specified an address to the Company; and

          (c) if to the Company, at the address set forth on Annex 2 to this Agreement, or at such other address as the Company shall have specified to each holder of Warrants in writing.

Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

     9.7 Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Purchasers or to any holder or holders of Warrant Certificates, the determination of such satisfaction shall, unless specifically required herein in any instance to be "reasonable" or words to similar effect, be made by the Purchasers or such holder or holders, as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

     9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

     9.10 Waiver of Jury Trial; Consent to Jurisdiction; Etc.

          (a) Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE WARRANTS OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

          (b) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE WARRANTS OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK COUNTY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK COUNTY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO

     THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE WARRANTS OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

          (d) Other Forums. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE PURCHASERS TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.


  [Remainder of page intentionally left blank; next page is a signature page.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by one of its duly authorized officers or representatives.

                                   SUPREMA SPECIALTIES, INC.



                                   By:
                                      ------------------------------------------

                                            Name:
                                            Title:


                                   ALBION ALLIANCE MEZZANINE FUND,
                                   L.P.
                                   By:  Albion Alliance LLC, its General
                                   Partner



                                   By:
                                      ------------------------------------------

                                            Name:
                                            Title:


                                   THE EQUITABLE LIFE ASSURANCE
                                   SOCIETY OF THE UNITED STATES



                                   By:
                                       -----------------------------------------

                                            Name:
                                            Title:

                                     ANNEX 1
                             ADDRESSES OF PURCHASERS

================================================================================
Purchaser Name                       ALBION ALLIANCE MEZZANINE FUND, L.P.
--------------------------------------------------------------------------------
Name in which Warrant                ALBION ALLIANCE MEZZANINE FUND, L.P.
Certificate is Registered
--------------------------------------------------------------------------------
Warrant Certificate                  WR-1:  85,000 Warrants
Registration Number;
Number of Warrants
--------------------------------------------------------------------------------
Address for Notices                  Albion Alliance Mezzanine Fund, L.P.
                                     c/o Albion Alliance LLC
                                     1345 Avenue of the Americas, 41st Floor
                                     New York, NY 10105
                                     Attention: William Gobbo, Jr.
                                                   (212) 969-1547 - Phone
                                                   (212) 969-1529 - Fax
--------------------------------------------------------------------------------
Other Instructions                   Signature Page Format:

                                     ALBION ALLIANCE MEZZANINE FUND, L.P.
                                     By:  Albion Alliance LLC, its
                                          General Partner


                                     By___________________________
                                        Name:
                                        Title:
--------------------------------------------------------------------------------
Tax Identification Number            13-3975300
================================================================================


                                    Annex 1-1

                                     ANNEX 1
                         ADDRESSES OF PURCHASERS (Cont.)

================================================================================
Purchaser Name                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                    UNITED STATES
--------------------------------------------------------------------------------
Name in which Warrant               THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
Certificate is Registered           UNITED STATES
--------------------------------------------------------------------------------
Warrant Certificate                 WR-2:  20,000 Warrants
Registration Number;
Number of Warrants
--------------------------------------------------------------------------------
Address for Notices                 The Equitable Life Assurance Society of
                                    the United States
                                    c/o Alliance Capital Management, L.P.
                                    1345 Avenue of the Americas, 41st Floor
                                    New York, NY 10105
                                    Attention:  Alliance Corporate
                                                Finance Group Inc.
                                                  (212) 969-1547 - Phone
                                                  (212) 969-1529 - Fax
--------------------------------------------------------------------------------
Other Instructions                  Signature Page Format:

                                    THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                    UNITED STATES


                                    By___________________________
                                         Name:
                                         Title:
--------------------------------------------------------------------------------
Tax Identification Number           13-5570651
================================================================================



                                    Annex 1-2

                                     ANNEX 2
                               ADDRESS OF COMPANY


Address of Company for Notices:

Suprema Specialties
510 East 35th Street
P.O. Box 280 Park Station
Paterson, New Jersey 07543
Attn:    President


                                    Annex 2-1

                                                                    ATTACHMENT A

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT IN A TRANSACTION REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT. THE WARRANT AGREEMENT REFERRED TO IN THIS CERTIFICATE CONTAINS, AMONG OTHER THINGS, PROVISIONS WHICH LIMIT THE TRANSFER OF THIS SECURITY. A COPY OF THE WARRANT AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.



                               WARRANT CERTIFICATE

                            SUPREMA SPECIALTIES, INC.

No. WR-___                                                  __________ Warrants
Date:  ________                                               PPN:  86859F 2* 7


     This Warrant Certificate certifies that ___________________, or registered assigns, is the registered holder of ___________ (________) Warrants. Each Warrant entitles the owner thereof to purchase at any time on or after the Effective Date and on or prior to the Expiration Date, one (1) fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of SUPREMA SPECIALTIES, INC., a New York corporation (together with its successors and assigns, the "Company"), at a Purchase Price (subject to adjustment as provided therein) of Four and One Hundred Twenty-Five One-Thousandths Dollars ($4.125) per share upon presentation and surrender of this Warrant Certificate with a form of election to purchase duly executed and delivery to the Company of the payment of the Purchase Price in the manner set forth in the Warrant Agreement. The number of shares of Common Stock that may be purchased upon exercise of each Warrant and the Purchase Price are the number and the Purchase Price as of the date hereof, and are subject to adjustment as referred to below.

     The Warrants are issued pursuant to the Warrant Agreement (as it may from time to time be amended or supplemented, the "Warrant Agreement"), dated as of March 9, 1998 between the Company and the investor named therein, and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement.

     As provided in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. Except as otherwise set forth in, and subject to, the Warrant Agreement, the


                                 Attachment A-1

Effective Date of this Warrant Certificate is March 1, 1999, and the Expiration Date of this Warrant Certificate is March 1, 2008.

     This Warrant Certificate shall be exercisable, at the election of the holder, either as an entirety or in part from time to time (but not, in the case of any exercise in part, as to a fractional Warrant). If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of Warrants not exercised. This Warrant Certificate, with or without other Warrant Certificates, upon surrender in the manner set forth in the Warrant Agreement, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

     Except as expressly set forth in the Warrant Agreement, no holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other Securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

     THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     WITNESS the signature of a proper officer of the Company as of the date first above written.

                                                  SUPREMA SPECIALTIES, INC.



                                                 By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                 Attachment A-2

                              [FORM OF ASSIGNMENT]
                   (To be executed by the registered holder if
            such holder desires to transfer the Warrant Certificate)


     FOR VALUE RECEIVED,  _______________________________________  hereby sells, assigns and transfers unto


________________________________________________________________________________
(Please print name and address of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:



________________________________________________________________________________
attorney, to transfer the accompanying Warrant Certificate on the books of the Company with full power of substitution.

Dated: ____________________, ________.


                                     [HOLDER]



                                     By ________________________________




                                     NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                                 Attachment A-3

                         [FORM OF ELECTION TO PURCHASE]
                   (To be executed by the registered holder if
            such holder desires to exercise the Warrant Certificate)


To SUPREMA SPECIALTIES, INC.:

     The undersigned hereby irrevocably elects to exercise ______________________________ Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:




________________________________________________________________________________
(Please print name and address.)



________________________________________________________________________________
(Please insert social security or other identifying number.)


If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:



________________________________________________________________________________
(Please print name and address.)



________________________________________________________________________________
(Please insert social security or other identifying number.)



                                 Attachment A-4

The undersigned is paying the Purchase Price for the shares of Common Stock to be issued on exercise of the foregoing Warrants:

     |_|  in cash pursuant to Section (a)(i) of the Warrant Agreement;

     |_|  in Notes (as  defined in the  Warrant  Agreement)  pursuant to Section
          (a)(ii) of the Warrant Agreement;

     |_| in cash in the amount of $____________ and a principal amount of Notes equal to $___________ pursuant to Section (a)(iii) of the Warrant Agreement; or

     |_|  by net exercise of the Warrants  being  exercised  pursuant to Section
          (a)(iv) of the Warrant Agreement.



Dated:  __________________, ______.


                              [HOLDER]



                              By __________________________________



                                     NOTICE

     The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.


                                 Attachment A-5